UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 8, 2010

VISUALANT, INCORPORATED
(Exact name of Registrant as specified in its charter)

Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Union Street, Suite 406 Seattle, Washington 98101 (206) 903-1351
(Address of Registrant’s principal executive office and telephone number)

Explanation of Amendment on Form 8-K/A2 filed with the SEC on March 7, 2012

The Company is filing Amendment 2 to Form 8-K  with the SEC on March 7, 2012 to include the “Report of Independent  Registered Public Accounting Firm” as of December 31, 2009 and 2008 as part of Exhibit 99.1 “Transtech System, Inc. Audited Consolidated Financial Statements”.

No other changes have been made to the Amendment 1 of Form 8-K that was filed with the SEC on August 23, 2010. This Amendment 2 to Form 8K does not modify or update in any way disclosures made in the original Amendment 1 to Form 8-K.

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets.

Visualant, Inc. (the “Company”), an emerging leader in authentication systems technology, announced that the acquisition of TransTech Systems, Inc. (“TransTech”) of Aurora, OR closed on June 8, 2010. On this date, the Company entered into a Stock Purchase, Security and Stock Pledge Agreements and a Promissory Note which were included as Exhibits to Form 10-Q for the three months ended June 30, 2010 and filed with the SEC on August 12, 2010.

TransTech, founded in 1994, is a distributor of access control and authentication systems serving the security and law enforcement markets.   With recorded revenues of approximately $10 million in 2009, TransTech has a respected national reputation for outstanding product knowledge, sales and service excellence.

This acquisition is expected to accelerate market entry and penetration through the acquisition of well-operated and positioned distributors of security and authentication systems like TransTech, thus creating a natural distribution channel for products featuring the company’s proprietary SPM technology.

The Company acquired its 100% interest in TransTech by issuing a Promissory Note (“Note”) to James Gingo, the President of TransTech, in the amount of $2,300,000, plus interest at the rate of three and one-half percent (3.5%) per annum from the date of the Notes. The Note is secured by a security interest in the stock and assets of TransTech, and is payable over a period of three (3) years as follows:

(i)        The sum of $650,000, the amount of any accrued interest due on the Bonderson debt of $600,000 owed by James Gingo to the Bonderson Family Living Trust (“Bonderson Debt”) and interest on the unpaid balance, shall be paid to Seller on the earlier of: (A) the one (1) year anniversary of the closing date; or (B) on the closing of $2,500,000 or more in aggregate financing (whether debt, equity or some combination thereof) after the closing date;

(ii)       The sum of $650,000, the amount of any accrued interest due on the Bonderson debt owed by TransTech and interest on the unpaid balance shall be paid to Seller on the earlier of: (A) the two (2) year anniversary of the closing date; or (B) on the closing of $5,000,000 or more in aggregate financing (whether debt, equity or some combination thereof) after the closing date; and

(iii)      The remaining balance of the Note and interest thereon shall be paid to Seller on the earlier of: (A) the three year anniversary of the closing date; or (B) on the closing of $7,500,000 or more in aggregate financing (whether debt, equity or some combination thereof) after the closing date.

On June 8, 2010, the Company issued a total of 3,800,000 shares of restricted common stock of the Company to Jim Gingo, Jeff Kruse and Steve Waddle, executives of TransTech, and Paul Bonderson, a TransTech investor.  The parties valued the shares in this transaction at $76,000 or $0.02 per share, the closing bid price during negotiations.

This amendment is being filed to provide the following pro forma financial information for the Company and TransTech, as required by Item 9.01 of Form 8-K.

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of September 30, 2009 and TransTech as of December 31, 2009 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the twelve months ended September 30, 2009 and December 31, 2009, respectively, are included as Exhibit 99.2 filed herewith and are hereby incorporated by reference.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the nine months ended June 30, 2010 are included as Exhibit 99.3 filed herewith and are hereby incorporated by reference. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2010 is consolidated with TransTech and is included in the Form 10-Q filed with the SEC on August 12, 2010.

Section 9 - Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of business acquired –

The attached audited financial statements of TransTech as of December 31, 2009 and 2008, respectively, and for the respective years then ended.

(b)           Pro Forma financial information –

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of September 30, 2009 and TransTech as of December 31, 2009 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the twelve months ended September 30, 2009 and December 31, 2009, respectively, are included as Exhibit 99.2 filed herewith and are hereby incorporated by reference.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the nine months ended June 30, 2010 are included as Exhibit 99.3 filed herewith and are hereby incorporated by reference. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2010 is consolidated with TransTech and is included in the Form 10-Q filed with the SEC on August 12, 2010.

(d)           Exhibits –

Exhibit No.	Description

2.1	Stock Purchase Agreement dated June 8, 2010 by and between Visualant, Inc. and TransTech Systems, Inc.(1)
2.2	Promissory Note dated June 8, 2010 by and between Visualant, Inc, and James M. Gingo. (1)
2.3	Stock Pledge Agreement dated June 8, 2010 by and between Visualant, Inc, James M. Gingo and Brownstein, Rask, Sweeney, Kerr, Grim, Grim, DeSylvia and Hay, LLP (1)
2.4	Security Agreement dated June 8, 2010 by TransTech Systems, Inc. (1)
23.1	Consent of Madsen and Associates CPA’S, Inc., Independent Registered Public Accounting Firm. (2)
99.1
TransTech Systems, Inc. audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008, together with the Report of Independent Registered Public Accounting Firm thereon (2)

99.2
The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of September 30, 2009 and TransTech as of December 31, 2009 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the twelve months ended September 30, 2009 and December 31, 2009, respectively.

99.3
The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the nine months ended June 30, 2010. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2010 is consolidated with TransTech and is included in the Form 10-Q filed with the SEC on August 12, 2010.

(1) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q, dated June 30, 2010 and filed on August 12, 2010, and incorporated herein by reference.
(2) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: VISUALANT, INCORPORATED

	By:	/s/ Mark Scott
Mark Scott, CFO

March 7, 2012

Item 9.01  Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits –

Exhibit No.	Description

23.1	Consent of Madsen and Associates CPA’S, Inc., Independent Registered Public Accounting Firm.
99.1
TransTech Systems, Inc. audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008, together with the Report of Independent Registered Public Accounting Firm thereon.

99.2
The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of September 30, 2009 and TransTech as of December 31, 2009 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the twelve months ended September 30, 2009 and December 31, 2009, respectively.

99.3
The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and TransTech for the nine months ended June 30, 2010. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2010 is consolidated with TransTech and is included in the Form 10-Q filed with the SEC on August 12, 2010.